Savos Dynamic Hedging Fund
Schedule of Investments (Unaudited)
June 30, 2021

Principal
Amount		Value
	U.S. TREASURY OBLIGATIONS - 17.91%
	U.S. Treasury Bonds - 6.16%
$3,500,000	7.250%, 08/15/2022	$3,778,907
	U.S. Treasury Notes - 11.75%
500,000	2.000%, 10/31/2021	503,232
2,500,000	1.750%, 02/28/2022	2,527,818
3,000,000	2.000%, 05/31/2024	3,135,937
1,000,000	2.000%, 02/15/2025	1,050,352
	Total U.S. Treasury Obligations (Cost $10,588,291)	10,996,246

	SHORT TERM INVESTMENTS - 74.75%
	Money Market Funds - 74.75%
45,905,290	DWS Government Money Market Series - Institutional Shares
	Effective Yield, 0.04% (a)(b)	45,905,290
	Total Short Term Investments (Cost $45,905,290)	45,905,290

	Total Investments (Cost $56,493,581) - 92.66%	56,901,536
	Other Assets in Excess of Liabilities - 7.34%	4,508,387
	TOTAL NET ASSETS - 100.00%	$61,409,923

Percentages are stated as a percent of net assets.

(a)
Fair value of these securities exceeds 25% of the Fund’s net assets. Additional information for these securities, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Seven-day yield as of June 30, 2021.

Schedule of Open Futures Contracts (Unaudited)
June 30, 2021

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	360	$77,194,800	Sep-21	$1,054,351

Total Open Futures Contracts				$1,054,351

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2021:

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$-	$10,996,246	$-	$10,996,246
Short Term Investments	45,905,290	-	-	45,905,290
Total Investments	$45,905,290	$10,996,246	$-	$56,901,536

Other Financial Instruments*
Futures	$1,054,351	$-	$-	$1,054,351

* Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures.  Futures are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.